EXHIBIT 99.1

Investor Update – June 2005

Please note that the discussion today may contain forward looking statements that involve risks and uncertainties including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.

These statements are subject to a number of risks that could cause actual results to vary materially from those presented today. These risks include, but are not limited to, general economic conditions, commodity prices, government regulation, and the competitive environment.

Additional information concerning factors that could cause actual results to vary from those in the forward looking statements are contained in AirTran Holdings Form 10-K for the year ended December 31, 2004.

AirTran Airways Today

Low-cost, low-fare airline serving 47 cities

One of youngest all-Boeing fleets in the world

Fleet of 97 aircraft (83 717’s/14 737’s)

Six consecutive years of profitability

One of three consistently profitable airlines

Well positioned for growth

2004 Highlights – Continued Strong Cost Performance

Non Fuel Unit Costs

Cents per Mile

7.50 7.25 7.00 6.75 6.50 6.25 6.00

1999 2000 2001 2002 2003 2004

*Excludes non-recurring special items.

While Legacy Costs Are Down – Gap Remains Large

Non Fuel Unit Costs at 628 miles

Cents per Mile

14.00 12.00 10.00 8.00 6.00 4.00 2.00 0.00

AAI LUV JBLU AWA UAIRQ New AMR NWAC DAL

DAL

Source: Company Reports/DOT filings/Company estimates

What Creates AirTran’s Cost Advantage?

Productive workforce at all levels Young, simplified fleet

Fuel efficient

Attractive ownership costs

Efficient use of facilities

Competition for heavy maintenance contracts Low cost distribution

Over 70% of sales are directly with AirTran

2004 Highlights

14 new aircraft

19% ASM growth 15 new routes

Smooth integration of 737 Upgraded infrastructure

Atlanta Maintenance Hangar Atlanta Flight Training Center

New Metro Atlanta Reservation Center

Improvements in performance metrics

78% on-time, #1 in baggage handling, <1% cancellations

Atlanta Maintenance Hangar

Atlanta Flight Training Center

New 737 Aircraft Will Continue To Drive Down Costs

Increases crew productivity

No additional staffing required, same rates as 717 crews 17% increase in seats

Transcontinental range increases productivity

Daily utilization now 12-13 hrs/day vs. 11 hrs/day on 717’s

Even better fuel economy than the 717 per seat

Order timing was at the bottom of the market

Negotiated maintenance agreements as part of purchase to ensure lowest combined ownership and maintenance

Low Costs Does Not Mean Budget Service

Assigned seating

Business class

Only airline with business class on every flight

Convenient distribution

Internet/Kiosks

No fee telephone reservations and airport sales Travel agencies

XM Radio and oversized luggage bins

Friendly crewmembers

Budget Costs Does Not Mean You Can’t Have Fun

I BRAKE FOR PLANES WITH LOW FARES.

INTRODUCING AIRTRAN JELLIES AND PRESERVES!

OUR PLANES ARE NEWER THAN MOST AIRLINES’ SNACKS.

THE WORLD’S YOUNGEST ALL-BOEING FLEET.

(SINCE OUR COMPETITORS ARE COPYING EVERYTHING WE DO,

WE WANTED TO SEE IF THEY’D COPY THIS AS WELL.)

All new Boeing jets

Affordable Business Class

Spacious overhead bins

XM Satellite Radio (coming this summer)

One-way fares from Savannah*

This sale may end soon, but with AirTran

Airways you’ll always get low fares –

even at the last minute. You’ll also enjoy

online check-in at airtran.com and Crew

Members that are every bit as friendly as

they are attentive. Book at airtran.com or

Call 1-880-AIR-TRAN.

ATLANTA* $57

BALTIMORE/WASHINGTON (BWI)*

BOSTON*

DALLAS/FT. WORTH*

DENVER*

FT. LAUDERDALE*

FT. MYERS*

GRAND BAHAMA ISLAND*

LAS VEGAS*

LOS ANGELES (LAX)*

MIAMI*

NEW YORK (LAGUARDIA)*

ORLANDO*PHILADELPHIA*

SAN FRANCISCO*

WASHINGTON, D.C. (DULLES)*

WASHINGTON, D.C. (REAGAN NATIONAL)*

WEST PALM BEACH *

$96

$99

$114

$129

$92

$92

$99

$129

$129

$92

$99

$92

$99

$119

$96

$96

$92

Purchase tickets by 2/10/04 and fly by 6/9/04. View all our sale fares at airtran.com.

GO, THERE’S NOTHING STOPPING YOU.

Low Costs Help Keep Our Balance Sheet Strong

03/31/05 12/31/04 12/31/03

($MM)

Total Cash & Investments 371.8 342.3 348.5

Aircraft Deposits 82.5 69.8 49.9

Long Term Debt* 296.5 300.1 246.8

Stockholders’ Equity 327.5 313.9 302.2

Working Capital 166.1 204.1 224.3

* Average coupon 11% in 2001, 8% in 2004

Growth Opportunities Abound

AirTran Airways Route Network Summer 2001

Minneapolis

Boston Buffalo/Niagara Flint Chicago Toledo New York City Moline/Quad Pittsburgh Newark Akron/ Philadelphia Cities Bloomington/ Canton Normal Washington, D.C.

Dayton

Newport

Greensboro/ News/Williamsburg High Pt/Winston-Salem Raleigh/Durham

Memphis

Atlanta Myrtle Beach

Dallas/Ft. Worth

Savannah Ft. Walton Gulfport/Biloxi Beach Jacksonville Houston New Orleans Orlando Tampa

Grand Bahama Ft. Myers Miami Ft. Lauderdale

AirTran’s Diversification Strategies

Growth by Replacement—MetroJet

Dayton

Boston Rochester

Baltimore

Atlanta Charlotte Dallas

Orlando, Tampa, Ft. Lauderdale, Fort Myers, Freeport Sarasota

Growth by Development

Boston New York

Canton—Akron

Las Vegas

Atlanta

Ft. Lauderdale Orlando Tampa

AirTran Airways Route Network Has Evolved

Minneapolis

Boston Rochester Buffalo Milwaukee Flint Newark New York Chicago Moline Akron/Canton Pittsburgh Philadelphia Indianapolis San Francisco Bloomington Baltimore Dayton Washington Denver Kansas City Richmond Newport News Las Vegas Wichita Los Angeles

Raleigh-Durham Memphis Charlotte Myrtle Beach

Savannah Dallas

Pensacola Jacksonville Gulfport Houston

Since September 2001: New Orleans

Orlando Tampa

16 new cities Freeport

Sarasota West Palm Beach Ft. Myers Ft. Lauderdale

66 new routes Miami

AirTran Is Developing Good Growth Opportunities in 2005

Demand is building quickly and contributing towards growing city strength

Minneapolis

Boston Rochester Buffalo Milwaukee Flint Newark New York Chicago Moline Akron/Canton Pittsburgh Philadelphia Indianapolis San Francisco Bloomington Baltimore Dayton Washington Denver Kansas City Richmond Newport News Las Vegas Wichita Los Angeles

Raleigh-Durham Memphis Charlotte Myrtle Beach

Cities >5 destinations

Jan 01 2 Savannah Dallas

Jan 02 3 Pensacola Jacksonville Gulfport Houston Jan 03 4 New Orleans Orlando

Jan 04 8 Tampa

Freeport Sarasota West Palm Beach Jan 05 9 Ft. Myers Ft. Lauderdale Miami

Nov 05 12

737 Aircraft Will Create New Opportunities

Seattle

Minneapolis San Francisco Denver Chicago

Baltimore Los Angeles Las Vegas Wichita

ATLANTA

Dallas

Orlando

San Juan Cancun

717-200 / BR715

737-700 / CFM56

737 Will Become Primary Growth Vehicle

Fleet highlights

717’s are very reliable

Long term maintenance contracts will prolong cost effectiveness despite the end of the program

737 contract gives flexibility

Options

Ability to upsize to 800’s

30,000 25,000 20,000 15,000 10,000 5,000 0

Annual ASMs (millions)

Fleet expansion plan

162 Aircraft

Options

Boeing 737

Boeing 717

2003 2004 2005 2006 2007 2008

ASM Growth YoY 21% 30% 20-30% 15-25% 10-25%

Note: Fleet size is as of year-end

Significant Growth Opportunities Exist

Delta has abandoned Dallas/Fort Worth

Northeast opportunities remain

AirTran is well positioned

Florida remains a perfect fit for AirTran’s network

717 size also opens up routes from secondary cities

Atlanta growth opportunities are still abundant

Summary

Solid results despite challenging environment Industry shakeout is occurring

America West/US Airways is a positive for AirTran Independence Air is shrinking and increasing fares

Fundamentals are in place to capitalize on opportunities

Aircraft on order at low ownership costs

Small aircraft with very low costs and going lower Financial strength and the flexibility to respond quickly

AirTran is participating in industry revenue upswing

Strong May results

Summer outlook is excellent

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